UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2010

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Director Indemnification Agreements
On August 18, 2010, PHH Corporation (“PHH,” the “Company,” “we,” “our” or “us”) entered into an Indemnification Agreement, a form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference in its entirety (the “Indemnification Agreement”), with each member of the Board of Directors (the “Board”) of the Company, including the Company’s President and Chief Executive Officer, Jerome J. Selitto. Pursuant to such Indemnification Agreements, the Company has agreed to indemnify and advance expenses and costs incurred by each director in connection with any claims, suits or proceedings arising as a result of his or her service as a director, to the maximum extent permitted by law, including third-party claims and proceedings brought by or in right of the Company. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed herewith.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Equity Incentive Plan Amendment and Changes to Non-Employee Director Compensation
Effective August 18, 2010, the Board, based on the recommendations of the Human Capital and Compensation Committee (the “Committee”), adopted resolutions pursuant to a Unanimous Written Consent of the Board, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference in its entirety (the “Resolutions”), changing the form and amount of compensation that the Company pays to its non-employee directors and approving an amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference in its entirety (the “Amendment”), to the Company’s Amended and Restated 2005 Equity and Incentive Plan, which was last amended and restated on June 17, 2009 (the “2005 EIP”).
The Amendment to the 2005 EIP adopted by the Board provides that the Board or a committee thereof may from time to time set the amount of the annual retainer fees and committee stipends payable to the Company’s non-employee directors that will be paid in the form of restricted stock units of the Company (“RSUs” and each, an “RSU”) and that will be granted to such directors in lieu of cash, subject to compliance with Section 409A of the Internal Revenue Code. Prior to the Amendment, the amount of non-employee director compensation payable in the form of RSUs was fixed at 50% of each non-employee director’s annual retainer fees and committee stipends. Other than as set forth in the Amendment, the 2005 EIP remains unchanged and in full force and effect.
As previously disclosed, the Committee’s independent compensation consultant, PricewaterhouseCoopers LLP (the “Consultant”), undertook an analysis of market-competitive director compensation levels and practices and determined that the Company’s non-employee director compensation program is below market-competitive median levels. The Consultant also determined that the Company’s directors carry a higher than typical workload. In accordance with the Consultant’s recommendations, the Board increased the compensation payable to our non-employee directors by adopting the Resolutions and the Amendment. The Board also increased the portion of such compensation payable in the form of RSUs in order to more closely align the non-employee directors’ interests with those of the Company’s stockholders and eliminated the one-time $60,000 initial grant of RSUs to new non-employee directors upon such directors first commencing service on the Board.
The Resolutions provide for increases in the annual retainers and committee stipends payable to the Company’s non-employee directors and specify the portion of such retainers and stipends that are to be paid in the form of RSUs that are granted to such directors in lieu of cash. The following sets forth the annual retainers and committee stipends payable to the Company’s non-employee directors immediately before and immediately after the adoption of the

Resolutions effective as of August 18, 2010 (the “Effective Date”):

	Compensation	Compensation
	Prior to the	Following the
	Resolutions	Resolutions
Annual Non-Executive Chairman of the Board Retainer	$170,000	$295,000 *
Annual Non-Executive Board Member Retainer	$120,000	$220,000
Audit Committee, Chair Stipend	$20,000	$25,000
Audit Committee, Member Stipend	$12,000	$15,000
Human Capital and Compensation Committee, Chair Stipend	$15,000	$25,000
Human Capital and Compensation Committee, Member Stipend	$10,000	$15,000
Corporate Governance Committee, Chair Stipend	$9,000	$10,000
Corporate Governance Committee, Member Stipend	$7,000	$8,000
Finance and Risk Management Committee, Chair Stipend	$17,500	$25,000
Finance and Risk Management Committee, Member Stipend	$11,000	$15,000

*	Consists of the Annual Non-Executive Board Member Retainer of $220,000, payable $85,000 in cash and $135,000 in RSUs, plus a supplemental annual retainer fee of $75,000 for serving as Non-Executive Chairman of the Board, payable $37,500 in cash and $37,500 in RSUs.
The increase in the retainer fees and committee stipends are payable to the non-employee directors on and after the Effective Date. As before the adoption of the Resolutions, the retainer fees and committee stipends are payable in arrears in four equal quarterly installments on the last day of each calendar quarter, and the increased retainer fees and committee stipends will be prorated from the Effective Date through December 31, 2010 and also for the portion of any calendar quarter in which a non-employee director first commences or ceases service as a director of the Company.
With the exception of the Annual Non-Executive Board Member Retainer (but including the supplemental annual retainer fee payable to the Non-Executive Chairman of the Board), the retainer fees and committee stipends are payable to the non-employee directors 50% in cash and 50% in RSUs granted under the 2005 EIP. With respect to the Annual Non-Executive Board Member Retainer, an annualized amount of $85,000 is payable in cash and an annualized amount of $135,000 is payable in RSUs granted under the 2005 EIP.
Each RSU represents the right to receive one share of our common stock upon settlement of such RSU. RSUs are immediately vested and are settled in shares of our common stock one year after the director is no longer a member of the Board. RSUs may not be sold or otherwise transferred for value prior to the director’s termination of service on the Board.
The foregoing descriptions of the Resolutions and the Amendment do not purport to be complete and are qualified in their entirety by the full text of the documents, which are attached as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Form of Indemnification Agreement

Exhibit 10.2	PHH Corporation Unanimous Written Consent of the Board of Directors effective August 18, 2010.

Exhibit 10.3	First Amendment to the PHH Corporation Amended and Restated 2005 Equity and Incentive Plan, effective August 18, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel and Secretary

Dated: August 20, 2010